UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT,
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: January 19, 2005

Comprehensive Care Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9927	95-2594724

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

204 South Hoover Boulevard
Suite 200
Tampa, Florida	33609

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 288-4808

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 19, 2005, the Company issued a press release, furnished herewith as Exhibit 99.1 and incorporated herein by reference, to report the recent appointment of Mr. Gavin Scotti and Mr. Anthony Milone to the newly created positions of Director of Strategic Planning and Marketing and as Executive Vice President, respectively. Messrs. Scott and Milone will have significant roles in the development of the Company’s commercial business.

Mr. Scotti has over 30 years of experience in the healthcare industry and is the former Chairman and Chief Executive Officer of Saatchi & Saatchi Healthcare Worldwide, one of the premier marketing communication companies in the United States. Mr. Scotti also was a member of the Board of Pharmaceutical Research Manufacturers of America, and the Epilepsy Foundation of America.

Mr. Milone has 30 years of experience in the healthcare industry, which includes his past position as Chairman of QualCare Alliance Networks, Inc., a New Jersey based predominantly hospital owned full service managed care company serving both group health and workers compensation markets conducting business as a Preferred Provider Organization, Third Party Administrator (“TPA”), and Utilization Manager. Mr. Milone is also the founder of Health Alliance Network, Inc., a National Managed Care Company, where he continues to serve as President and Chief Executive Officer. Health Alliance Network, Inc. serves many diversified organizations such as Insurance Companies, TPAs and Taft-Hartley Funds.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements. None.
(b) Pro Forma Financial Information. None.
(c) Exhibits. See Exhibit Index immediately following the signature page hereto.

CAUTIONARY STATEMENT FOR THE PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Certain information included in this report on Form 8-K and in other Company reports, SEC filings, statements, and presentations is forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements concerning the Company’s anticipated operating results, financial resources, increases in revenues, increased profitability, interest expense, growth and expansion, and the ability to obtain new behavioral healthcare contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect actual results and cause them to differ materially from expectations expressed herein and in other Company reports, SEC filings, statements, and presentations. These risks and uncertainties include local, regional, and national economic and political conditions, the effect of governmental regulation, the competitive environment in which the Company operates, and other risks detailed from time to time in the Company’s SEC reports.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

COMPREHENSIVE CARE CORPORATION
	By:	/s/ Robert J. Landis
		Name:	Robert J. Landis
Date: January 19, 2005		Title:	Chairman of the Board, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated January 19, 2005

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